                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 1998

                            RAMSAY HEALTH CARE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    DELAWARE                     0-13849                         63-087532
(STATE OR OTHER                (COMMISSION                     (IRS EMPLOYER
JURISDICTION OF                FILE NUMBER)                 IDENTIFICATION NO.)
 INCORPORATION)

COLUMBUS CENTER
ONE ALHAMBRA PLAZA, SUITE 750
CORAL GABLES, FLORIDA                                              33134
----------------------------------------                           -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 569-6993

                               (NOT APPLICABLE)
          ------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On September 28, 1998 the Registrant, Michigan Psychiatric Services, Inc., a Michigan corporation and wholly-owned subsidiary of the Registrant ("Michigan"), and Havenwyck Hospital, Inc., a Michigan corporation and wholly-owned subsidiary of Michigan ("Havenwyck"), consummated a sale/leaseback transaction whereby the Registrant and Michigan sold the land, buildings and fixed equipment of Havenwyck located in Auburn Hills, Michigan (the "Havenwyck Facility"), to Capstone Capital Corporation, a Maryland corporation ("Capstone"), for the land, buildings and fixed equipment of the Registrant's leased Desert Vista Hospital facility located in Mesa, Arizona and $1,300,000 in cash. In connection with the sale/leaseback, the Registrant has agreed to lease the Havenwyck Facility over a term of approximately twelve (12) years, with current annual minimum lease payments of $1,263,000. No material relationships exist between Capstone, its affiliates, officers or directors, and the Registrant, its affiliates, officers or directors.

         The determination of the consideration for the sale/leaseback was based on arms length negotiations between the Registrant and Capstone.

         On September 28, 1998, (i) Carolina Treatment Center, Inc., a South Carolina corporation, Houma Psychiatric Hospital, Inc., a Louisiana corporation, Mesa Psychiatric Hospital, Inc., an Arizona corporation, The Haven Hospital, Inc., a Delaware corporation, Transitional Care Ventures (Arizona), Inc., a Delaware corporation, and Transitional Care Ventures (North Texas), Inc., a Delaware corporation, each a direct or indirect wholly-owned subsidiary of the Registrant (collectively, the "Sellers"), completed the sale of substantially all of the assets and business of each of the Sellers (collectively, the "Facilities") to Charter Behavioral Health System, LLC, a Delaware limited liability company and its affiliates ("Charter"), and Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent"; together with Charter, the "Purchasers") and (ii) the Registrant completed the sale of all of the issued and outstanding shares of common stock, $.01 par value per share (the "Shares") of Ramsay Contract Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant, to Charter. The Facilities were engaged in the operation of psychiatric hospitals. Ramsay Contract Services, Inc. was engaged in the management of the delivery of behavioral health care programs on behalf of acute care hospitals and community mental health centers. No material relationships exist between the Purchasers, their respective affiliates, officers or members, and the Registrant, its affiliates, officers or directors.

         The purchase price for the Facilities and the Shares was $13,500,000, in cash, subject to certain post-closing adjustments. Further information concerning the sale of the Facilities and the Shares is contained in the Registrant's press release dated September 30, 1998 (see Exhibit 99.1 hereto), which press release is incorporated herein by reference.

         The determination of the consideration for the sale of the Facilities and the Shares was based on arms length negotiations between the Registrant and the Purchasers.

         On September 30, 1998, Psychiatric Institute of West Virginia, Inc., a Virginia corporation and indirect wholly-owned subsidiary of the Registrant ("PIWV"), completed the sale of substantially all of the assets and business of PIWV (the "Chestnut Ridge Facility") to West Virginia University Hospitals, Inc., a West Virginia private non-stock, non profit corporation ("WVUH"). The Chestnut Ridge Facility was engaged in the operation of Chestnut Ridge Hospital. No material relationships exist between WVUH, its affiliates, officers or members, and the Registrant, its affiliates, officers or directors.

         The purchase price for the Chestnut Ridge Facility was $14,800,000, in cash, subject to certain post-closing adjustments. Further information concerning the sale of the Chestnut Ridge Facility is contained in the Registrant's press release dated October 2, 1998 (see Exhibit 99.2 hereto), which press release is incorporated herein by reference.

         The determination of the consideration for the sale of the Chestnut Ridge Facility was based on arms length negotiations between the Registrant and WVUH.

         The net proceeds from these sales were used by the Registrant to prepay a portion of its outstanding indebtedness.



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


ITEM 7.

         (b) PRO FORMA FINANCIAL INFORMATION

         In accordance with the provisions of Rule 11-01(a)(4) of Regulation S-X the Company is required to file a proforma balance sheet for the most recently filed financial statements, unless the transaction is already recorded in such balance sheet. As of September 30, 1998, the above referenced transactions were recorded in the Company's financial statements and therefore a proforma balance sheet as of September 30, 1998 has not been included in this filing.

         The following unaudited pro forma condensed consolidated statements of operations of the Registrant for the quarter ended September 30, 1998 and the fiscal year ended June 30, 1998 (i) give effect to the sales of the Facilities and Shares as of July 1, 1997, (ii) give effect to the sale/leaseback of the Havenwyck facility as of July 1, 1997, (iii) give effect to the sale of the Chestnut Ridge Facility as of July 1, 1997 and (iv) exclude any gain or loss directly attributable to these transactions.

         The information contained in the column entitled "Historical RHCI" in the condensed consolidated statement of operations for the quarter ended September 30, 1998 is summarized from the unaudited consolidated financial statements of the Registrant included in its September 30, 1998 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. The information contained in the column entitled "Historical RHCI" in the condensed consolidated statement of operations for the fiscal year ended June 30, 1998 is summarized from the audited consolidated financial statements of the Registrant included in its June 30, 1998 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

         The pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations which would actually have occurred if the sale of the Facilities, the sale of the Shares, the sale of the Chestnut Ridge Facility and the Havenwyck Facility sale/leaseback transaction had been consummated as of the date presented and do not purport to project the Registrant's results of operations for any future period or date. The pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes of the Registrant included in its June 30, 1998 Annual Report on Form 10-K and September 30, 1998 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission.



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


                   RAMSAY HEALTH CARE, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        QUARTER ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)

                                                              Pro Forma
                                                             Adjustments
                                                             ------------
                                             Historical                          RHCI
                                                RHCI           Sales(a)        Pro Forma
                                            ------------     ------------     ------------
Revenues:
   Provider-based revenue                   $ 28,987,000     $(11,784,000)    $ 17,203,000
   Gain on sale of assets                      2,039,000       (2,039,000)              --
   Investment income and other                    94,000               --           94,000
                                            ------------     ------------     ------------
     TOTAL REVENUES                           31,120,000      (13,823,000)      17,297,000
                                            ------------     ------------     ------------

Expenses:
   Salaries, wages and benefits               17,162,000       (6,461,000)      10,701,000
   Other operating expenses                   10,232,000       (3,541,000)       6,691,000
   Provision for doubtful accounts             1,101,000         (456,000)         645,000
   Depreciation and amortization                 703,000         (162,000)         541,000
   Interest and other financing charges        1,215,000         (764,000)         451,000
                                            ------------     ------------     ------------
     TOTAL EXPENSES                           30,413,000      (11,384,000)      19,029,000
                                            ------------     ------------     ------------

INCOME FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                           707,000       (2,439,000)      (1,732,000)

Provision for income taxes                            --               --               --
                                            ------------     ------------     ------------

NET INCOME (LOSS) FROM CONTINUING
   OPERATIONS                               $    707,000     $ (2,439,000)    $ (1,732,000)
                                            ============     ============     ============

Net income (loss) from continuing
   operations per common share:
     Basic                                  $       0.04                      $      (0.19)
     Diluted                                $       0.04                      $      (0.17)

Weighted average number of common
   shares outstanding:
     Basic                                    10,876,000                        10,876,000
     Diluted                                  11,876,000                        11,876,000



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


                   RAMSAY HEALTH CARE, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                                              Pro Forma
                                                             Adjustments
                                                             ------------
                                             Historical                            RHCI
                                                RHCI           Sales(c)         Pro Forma
                                            ------------     ------------      ------------
Revenues:
   Provider-based revenue                   $130,884,000     $(57,018,000)     $ 73,866,000
   Managed care revenue                       24,313,000               --        24,313,000
   Investment income and other                   256,000               --           256,000
                                            ------------     ------------      ------------
     TOTAL REVENUES                          155,453,000      (57,018,000)       98,435,000

Expenses:
   Salaries, wages and benefits               82,740,000      (27,346,000)       55,394,000
   Other operating expenses                   53,486,000      (16,430,000)       37,056,000
   Managed care patient costs                 10,766,000               --        10,766,000
   Provision for doubtful accounts             6,649,000       (3,180,000)        3,469,000
   Depreciation and amortization               5,714,000       (1,494,000)        4,220,000
   Interest and other financing charges        7,230,000       (3,452,000)        3,778,000
   Restructuring charges                       2,349,000       (2,349,000)               --
   Losses related to asset sales and
     closed businesses                        12,483,000               --        12,483,000
   Asset impairment charges                   18,316,000      (18,316,000)               --
                                            ------------     ------------      ------------
     TOTAL EXPENSES                          199,733,000      (72,567,000)      127,166,000

LOSS FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                       (44,280,000)      15,549,000       (28,731,000)

Provision for income taxes                     9,981,000        5,909,000        15,890,000
                                            ------------     ------------      ------------

NET LOSS FROM CONTINUING OPERATIONS         $(54,261,000)    $  9,640,000      $(44,621,000)
                                            ============     ============      ============

Net loss from continuing operations
   per common share:
     Basic                                  $      (5.12)                      $      (4.23)
     Diluted                                $      (5.12)                      $      (4.23)

Weighted average number of common
   shares outstanding:
     Basic                                    10,784,000                         10,784,000
     Diluted                                  10,784,000                         10,784,000

Notes to Unaudited Pro Forma Consolidated Condensed Statements of Operations

(a) The pro forma adjustments reflect (i) the elimination of revenues and expenses of Ramsay Contract Services, Inc. and the Facilities for the quarter ended September 30, 1998, (ii) the elimination of revenues and expenses of the Chestnut Ridge Facility for the quarter ended September 30, 1998, (iii) the inclusion of lease expense attributable to the Havenwyck Facility sale/leaseback in the amount of $316,000,
         (iv) the



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         elimination of depreciation expense as a result of the Havenwyck sale/leaseback in the amount totalling $72,000, (v) a reduction of interest expense totalling $764,000 related to RHCI indebtedness repaid with proceeds from the above sales, and (vi) the elimination of the gain on sale of the Chestnut Ridge Facility totalling $2,039,000.

(b)      Net loss per common share is calculated as follows:

              Pro forma net loss from continuing operations                              $ (1,732,000)
              Less:  Dividends on RHCI Series C Preferred Stock                               (91,000)
              Less:  Dividends on RHCI Series 1996 Preferred Stock                            (38,000)
              Less:  Dividends on RHCI Series 1997 Preferred Stock                            (69,000)
              Less:  Dividends on RHCI Series 1997-A Preferred Stock                          (90,000)
                                                                                         ------------
              Numerator for basic and diluted earnings per share                         $ (2,020,000)
                                                                                         ============

              Pro forma net loss from continuing operations per share - basic            $      (0.19)
                                                                                         ============
              Pro forma net loss from continuing operations per share - diluted          $      (0.17)
                                                                                         ============

              Weighted average shares outstanding - basic                                  10,876,000
                                                                                         ============
              Weighted average share outstanding - diluted                                 11,876,000
                                                                                         ============

(c) The pro forma adjustments reflect (i) the elimination of revenues and expenses of Ramsay Contract Services, Inc. and the Facilities for the fiscal year ended June 30, 1998, (ii) the elimination of revenues and expenses of the Chestnut Ridge Facility for the fiscal year ended June 30, 1998, (iii) the inclusion of lease expense attributable to the Havenwyck Facility sale/leaseback in the amount of $1,263,000, (iv) the elimination of depreciation expense as a result of the Havenwyck sale/leaseback in an amount totalling $288,000, (v) a reduction in interest expense totalling $3,452,000 related to RHCI indebtedness repaid with proceeds from the above sales, and (vi) the elimination of restructuring charges and asset impairment charges totalling $2,349,000 and $18,316,000, respectively.

(d)      Net loss per common share is calculated as follows:

              Pro forma net loss from continuing operations                              $(44,621,000)
              Less:  Dividends on RHCI Series C Preferred Stock                              (362,000)
              Less:  Dividends on RHCI Series 1996 Preferred Stock                           (150,000)
              Less:  Dividends on RHCI Series 1997 Preferred Stock                           (182,000)
              Less:  Dividends on RHCI Series 1997-A Preferred Stock                         (271,000)
                                                                                         ------------
              Numerator for basic earnings per share                                      (45,586,000)
              Effect of dilutive securities:
              Less:  Convertible preferred stock                                              (38,000)
                                                                                         ------------
              Numerator for diluted earnings per share                                   $(45,624,000)
                                                                                         ============

              Pro forma net loss from continuing operations per share - basic            $      (4.23)
                                                                                         ============
              Pro forma net loss form continuing operations per share - diluted          $      (4.23)
                                                                                         ============

              Weighted average shares outstanding (basic and diluted)                      10,784,000
                                                                                         ============

         (c) EXHIBITS:

         The exhibits required to be filed as part of this Report are listed in the attached Index to Exhibits.



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


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAMSAY HEALTH CARE, INC.

Date: December 10, 1998              By   /s/ Marcio C. Cabrera
                                        ---------------------------------------
                                          Name:   Marcio C. Cabrera
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer



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


                               INDEX TO EXHIBITS

                                                                                                  Sequential Page
Exhibit Number                                    Description                                         Location
---------------    ---------------------------------------------------------------------------    -----------------

           2.9     Purchase Agreement dated as of June 24, 1998 among Charter
                   Behavioral Health Systems, LLC, the Company, Carolina
                   Treatment Center, Inc., Houma Psychiatric Hospital, Inc.,
                   Mesa Psychiatric Hospital, Inc., RHCI San Antonio, Inc., The
                   Haven Hospital, Inc., Transitional Care Ventures (Arizona),
                   Inc., Transitional Care Ventures (North Texas), Inc. and
                   Transitional Care Ventures (Texas), Inc. Pursuant to Reg.
                   S-K, Item 601(b) (2), the Company agrees to furnish a copy of the Disclosure Schedules and attachments to such
                   Agreement to the Commission upon request (incorporated by
                   reference to Exhibit 2.9 to the Company's Report on Form 8-K dated September 28, 1998)...................................................

          2.10     Purchase and Sale Contract dated as of June 25, 1998 among Charter
                   Behavioral Health Systems, LLC, Carolina Treatment Center, Inc. and Mesa
                   Psychiatric Hospital, Inc. Pursuant to Reg. S-K, Item 601(b) (2), the
                   Company agrees to furnish a copy of the Disclosure Schedules and attachments to such Agreement to the Commission upon request (incorporated by reference to Exhibit 2.10 to the Company's Report on Form 8-K dated
                   September 28, 1998).........................................................

          2.11     Purchase and Sale Contract dated as of June 26, 1998 among Crescent Real
                   Estate Equities Limited Partnership and The Haven Hospital, Inc. Pursuant
                   to Reg. S-K Item 601(b) (2), the Company agrees to furnish a copy of the
                   Disclosure Schedules and attachments to such Agreement to the Commission upon request (incorporated by reference to Exhibit 2.11 to the Company's
                   Report on Form 8-K dated September 28, 1998)................................

          2.12     Asset Purchase Agreement dated as of July 2, 1998 among West Virginia
                   University Hospitals, Inc., Psychiatric Institute of West Virginia, Inc.
                   and the Company. Pursuant to Reg. S-K Item 601(b) (2), the Company agrees to furnish a copy of the Disclosure Schedules and attachments to such
                   Agreement to the Commission upon request (incorporated by reference to
                   Exhibit 2.12 to the Company's Report on Form 8-K dated September 28, 1998)..

          2.13     Amendment No. 1 dated as of September 28, 1998 Purchase Agreement dated as of June 24, 1998 among Charter Behavioral Health Systems, LLC, the
                   Company, Carolina Treatment Center, Inc., Houma Psychiatric Hospital,
                   Inc., Mesa Psychiatric Hospital, Inc., RHCI San Antonio, Inc., The Haven
                   Hospital, Inc., Transitional Care Ventures (Arizona), Inc., Transitional
                   Care Ventures (North Texas), Inc. and Transitional Care Ventures (Texas),
                   Inc (incorporated by reference to Exhibit 2.13 to the Company's Report on
                   Form 8-K dated September 28, 1998)..........................................

          2.14     Agreement of Sale and Purchase dated as of September 28, 1998 by and among Havenwyck Hospital, Inc., Michigan Psychiatric Services, Inc. and
                   Capstone Capital Corporation. Pursuant to Reg. S-K Item 601(b) (2), the
                   Company agrees to furnish a copy of the Disclosure Schedules and attachments to such Agreement to the Commission upon request (incorporated by reference to Exhibit 2.14 to the Company's Report on Form 8-K dated
                   September 28, 1998).........................................................

        10.116     Lease Agreement dated as of September 28, 1998 between Capstone Capital
                   Corporation and Havenwyck Hospital, Inc. (incorporated by reference to
                   Exhibit 10.116 to the Company's Report on Form 8-K dated September 28,
                   1998).......................................................................

        10.117     Guaranty of Obligations Pursuant to Lease Agreement described in Exhibit
                   10.116 above dated as of September 28, 1998 by the Company in favor of
                   Capstone Capital Corporation (incorporated by reference to Exhibit 10.117 to the Company's Report on Form 8-K dated September 28, 1998)...............

          99.1     Press Release of Registrant dated September 30, 1998........................

          99.2     Press Release of Registrant dated October 2, 1998...........................



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